UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2016

REGIONAL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	33-131110-NY	22-1895668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Parkland Boulevard Cleveland, Ohio		44124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 825-4000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.	Amendments to Articles of Incorporation; Change in Fiscal Year.

On December 20, 2016, the Board of Directors of Regional Brands Inc. (the “Company”) approved a change in the Company’s fiscal year-end, moving from September 30 to December 31 of each year.

The Company expects to file a report on Form 10-K that includes the transition period from October 1, 2016 through December 31, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2016	REGIONAL BRANDS INC.

	By:	/s/ Fred DiSanto
		Name:	Fred DiSanto
		Title:	Chief Executive Officer
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